EXHIBIT 10.38
                                 LOAN AGREEMENT

ss.1.  Parties

     1.1. This Agreement is made and entered into as of December 20, 1999 (the "Effective Date"), by and between Surgical Safety Products, Inc., and Thomson Kernaghan & Co. Ltd.

ss.2.  Definition and Accounting Terms

     2.1. Definitions. As used in this Agreement:

          (a) "Affiliate" means any Person (i) that directly or indirectly controls, or is controlled by, or is under common control with the Borrower or a Subsidiary; or (ii) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of the Borrower or any Subsidiary; or (iii) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or a Subsidiary.

          (b) "Agent" means Thomson Kernaghan & Col. Ltd., a corporation incorporated under the laws of Ontario, for itself and as agent for the Lenders.

          (c) "Agent's Fee" shall have the meaning ascribed in paragraph 10.12 of this Agreement.

          (d) "Agent's Principal Office" means the Agent's principal office at 365 Bay Street, Toronto, Ontario M5H 2V2.

          (e) "Agent's Warrant" shall have the meaning ascribed in paragraph 6.2(a) of this Agreement.

          (f) "Agreement" means this Loan Agreement, as amended, supplemented or modified from time to time.

          (g) "Borrower" means Surgical Safety Products, Inc., a corporation incorporated under the laws of the U.S. state of New York.

          (h) "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Toronto are authorized or required to close under the laws of the province of Ontario.

          (i) "Capital Lease" means all leases that have been or should be capitalized on the books of the lessee in accordance with GAAP.

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          (j) "Closing  Date" means December 22, 1999, or such other date as the
          Agent, the Borrower and the Parent may agree in writing to be the Closing Date.

          (k) Code" means the US Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.

          (l) "Collateral" means all property that is subject to the Lien granted by the Security Agreement;

          (m) "Commitment" means the Agent's obligation to make Loans to the Borrower pursuant to Section 2.01 in the amounts referred to therein.

          (n) "Common Stock" means the Borrower's common stock, US$.001 par value.

          (o) "Commonly Controlled Entity" means an entity, whether or not incorporated, that is under common control with the Borrower, within the meaning of Section 414(b) or 414(c) of the Code.

          (p) "Control" (whether or not capitalized) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          (q) "Conversion Shares" means the shares of Common Stock into which the Notes are convertible.

          (r) "Debt" means (i)  indebtedness  or liability  for borrowed  money;
          (ii) obligations evidenced by bonds, debentures, notes or other similar instruments; (iii) obligations for the deferred purchase price of property or services (including trade obligations); (iv) obligations under Capital Leases; (v) obligations under letters of credit; (vi) obligations under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and (viii) all obligations secured by any Liens, whether or not the obligations have been assumed.

          (s) "Default" means any of the events specified in paragraph 9.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.


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          (t) "Effective Date" means the date set forth in paragraph 1.1 of this
          Agreement.

          (u) "Escrow Agreement" shall have the meaning ascribed in paragraph 6.2(d) of this Agreement.

          (v) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

          (w) "Event of Default" means any of the events specified in Section 9.01, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          (x) "Exchange Act" means the United States of America. Securities Exchange Act of 1934, as amended.

          (y) "GAAP" means generally accepted accounting principles in the U.S.

          (z) "Lenders" means Thomson Kernaghan & Co., Ltd., and Persons that purchase participations in the Loans from Thomson Kernaghan & Co. Ltd.

          (aa) "Lenders' Warrant" shall have the meaning ascribed in paragraph 6.2(a) of this Agreement.

          (bb) "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge or encumbrance of any kind or nature whatsoever (including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement, charge or similar notice under the law of any jurisdiction to evidence any of the foregoing.

          (cc) "Loan" shall have the meaning ascribed in paragraph 3.1 of this Agreement.

          (dd) "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Lenders' Warrant, the Agent's Warrant, the Registration Rights Agreement, and the Escrow Agreement.

          (ee) Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA.

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          (ff) "Notes" shall have the meaning  ascribed in paragraph 3.4 of this
          Agreement.

          (gg) "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          (hh) "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

          (ii) "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

          (jj)  "Prohibited  Transaction"  means  any  transaction  set forth in
          Section 406 of ERISA or Section 4975 of the Code.

          (kk) "Registration Rights Agreement" shall have the meaning ascribed in paragraph 6.2(b) of this Agreement.

          (ll) "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

          (mm) "SEC" means the Securities and Exchange Commission of the United States of America.

          (nn) "Securities Act" means the United States of America Securities Act of 1933, as amended.

          (oo) "Security Agreement" means a Security Agreement in substantially the form of Exhibit B to be delivered by the Borrowerunder the terms of this Agreement.

          (pp) "Subsidiary" means a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of that corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by the Borrower.

          (qq) "Termination Date" means November 30, 2002.

          (rr) "U.S." means the United States of America.


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          (ss) "Warrant  Shares" means the shares of Common Stock  issuable upon exercise of the Warrants.

          (tt) "Warrants" means the Lenders' Warrant and the Agent's Warrant.

     2.2. Singular and Plural Terms. As used in this Agreement, terms defined in the singular have the same meaning when used in the plural, and terms defined in the plural have the same meaning when used in the singular.

     2.3. Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP. All financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP.

     2.4. Currency. All currency described or otherwise referred to in the Loan Documents is the currency of the United States of America.


ss.3.  Amount and Terms of the Loans

     3.1. The Loans. The Agent agrees on the terms and conditions set forth in this Agreement to make loans (each a "Loan" and collectively the "Loans") to the Borrower from time to time during the period from the date of this Agreement up to but not including the Termination Date, up to a maximum principal amount of Five Million Dollars in the currency of the United States of America (US$ 5,000,000). The initial Loan shall be in the principal amount of $650,000. Unless the Agent otherwise agrees, the aggregate amount of Loans made in any 90-day period shall not exceed $500,000.

     3.2. Notice and Manner of Borrowing. The Borrower shall give the Agent at least five (5) Business Days' notice of any Loans under this Agreement, specifying the date and amount thereof. Not later than 2:00 P.M. Toronto time, on the date of such Loan and upon fulfillment of the applicable conditions set forth in Section 4, the Agent will make such Loan available to the Borrower in immediately available funds by wire transfer to the Borrower's account at a commercial bank. The Borrower shall give the Agent written wiring instructions for such transfer, specifying the name, address and ABA routing number for the Bank, and the Borrower's account number to be credited with the Loan proceeds.

     3.3. Interest. The Borrower shall pay interest to the Agent on the outstanding and unpaid principal amount of the Loan at the rate of eight percent (8%) per year, calculated on the basis of a year of 360 days comprised of twelve 30-day months. Interest shall be payable upon any prepayment of principal and at maturity, at the Agent's Principal Office.

     3.4. The Notes. The Borrower's obligation to repay each Loan shall be evidenced by its promissory note (each a "Note" and collectively the "Notes") in


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substantially  the form of  Exhibit A attached  to this  Agreement  with  blanks appropriately filled in and payable to the order of the Agent. Each Note shall be dated the date on which the Agent advances the Loan proceeds to the Borrower, and each of the Notes shall be due and payable on the Termination Date. At any time prior to their respective payment in full, all or any part of the principal and interest of the Notes may, at the option of the Agent or other holder, be converted into Common Stock, at a price per share equal to the lower of (i) $0.8203125 or (ii) 75% of the closing bid price on Conversion Date, as defined in the Note; provided however, that the conversion price per share shall in no event be less than $0.375 per share.

     3.5. Collateral. The Notes, together with all of the Borrower's other obligations under this Agreement, shall be secured by a Security Agreement in the form of Exhibit B hereto executed by the Borrower.

     3.6. Prepayments. The Borrower may prepay the Notes, in whole or in part, at any time with the Agent's consent. The Borrower may prepay the Notes in whole, or in part in increments of $500,000 or less with accrued interest to the date of such prepayment on the amount prepaid, without the Agent's consent, provided that: (i) the Borrower gives the Agent not less than 10 Business Days' prior written notice of its intention to do so, which notice shall specify the amount being prepaid and the prepayment date; (ii) a registration statement under the Securities Act shall be in effect registering the issuance and resale of the Conversion Shares and the Warrant Shares; (iii) the average closing bid price of the Common Stock for the 20 trading days preceding the notice shall be in excess of $1.00; and the average daily trading volume for the Common Stock for the 20 trading days preceding the notice shall be in excess of 20,000. The Agent may convert all or any part of the Notes being prepaid at any time prior to receipt of the prepayment.

     3.7. Method of Payment. The Borrower shall make each payment under this Agreement and under the Notes at the Agent's Principal Office not later than 2:00 P.M., Toronto time on the date when due in lawful currency of the United States of America and in immediately available funds. Whenever any payment to be made under this Agreement or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest due on the Loan.

     3.8. Use of Proceeds. The Borrower shall use the proceeds of the Loan solely for the following purposes: (a) to pay the Agent's Fee; (b) to pay the fees and expenses of the Agent's counsel in the negotiation and preparation of this Agreement; (c) to repay the Borrower's promissory note dated November 30, 1999, in the principal amount of $50,000, plus interest, payable to the order of Thomson Kernaghan & Co. Limited, and (d) for the Borrower's working capital purposes. The Borrower hereby authorizes the Agent to withhold the amounts necessary to repay that note, the Agent's Fee and such fees and expenses of its counsel from the proceeds of the Loans.



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ss.4.  Conditions Precedent.

     4.1. Condition Precedent to Initial Loan. The obligation of the Agent to make the initial Loan to the Borrower is subject to the condition precedent that the Agent shall have received on or before the day of the Loan each of the following, in form and substance satisfactory to the Agent and its counsel:

     (a) Note. A Note for the principal amount of the initial Loan duly executed by the Borrower;

     (b) Security Agreement. A Security Agreement duly executed by the Borrower; together with an undertaking by the Borrower to (i) file within the time proscribed by law for perfecting the Agent's security interest in the Collateral, and deliver to the Agent acknowledgment copies of the Financing Statements (UCC-1) duly filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the security interest created by the Security Agreement, and (ii) certified copies of Request for Copies or Information (Form UCC-11) identifying all of the financing statements on file with respect to the Borrower in all jurisdictions referred to under (i), including the Financing Statement filed by the Agent against the Borrower, indicating that no party claims an interest in any of the Collateral except as set forth on Schedule 5.1(o);

     (c) Evidence of all corporate action by the Borrower. Certified (as of the Effective Date) copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents and each other document to be delivered pursuant to this Agreement;

     (d)  Incumbency and signature  certificate  of the Borrower.  A certificate
     (dated as of the Effective Date) of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents and any other documents to be delivered by the Borrower under this Agreement;

     (e) Lenders' Warrant. The Lenders' Warrant;

     (f) Agent's Warrant. The Agent's Warrant;

     (g) Registration Rights Agreement. The Registration Rights Agreement;

     (h) Escrow Agreement. The Escrow Agreement; and



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     (i) Opinion of counsel for the Borrower. A favorable opinion of counsel for the Borrower, in substantially the form of Exhibit C hereto, and as to such other matters as the Agent may reasonably request.

     4.2. Conditions Precedent to All Loans. The obligation of the Agent to make each Loan (including the initial Loan) shall be subject to the further conditions precedent that on the date of such Loan:

     (a) The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower, dated the date of such Loan, stating that (i) the representations and warranties contained in Section 5.1 of this Agreement, and in Section 4.01 of the Security Agreement are correct on and as of the date of such Loan as though made on and as of such date; and (ii) no Default or Event of Default has occurred and is continuing, or would result from such Loan;

     (b) The Agent shall have received a detailed statement of the use of proceeds from the Loan, reasonably satisfactory to the Agent, certified by the Borrower's chief financial officer and chief executive officer;

     (c) The Agent shall have received such other approvals, opinions, or documents as the Agent may reasonably request;

     (d) The closing bid price of the Common Stock for the 20 trading days preceding the date of the Loan shall have been above $1.00; and

     (e) The average daily trading volume for the 20 trading days preceding the date of the Loan shall have been in excess of 20,000.


ss.5.  Representations and Warranties.

     5.1. Borrower's Representations and Warranties. The Borrower represents and warrants to the Lenders that:

     (a) Incorporation, Good Standing, and Due Qualification. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged and proposes to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required. The Borrower has no Subsidiaries.

     (b) Corporate Power and Authority. The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all


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     necessary  corporate action and do not and will not (i) require any consent or approval of the shareholders of such corporation; (ii) contravene such corporation's charter or bylaws; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such corporation; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such corporation is a party or by which it or its properties may be bound or affected; (v) result in or require the creation or imposition of any Lien upon or with respect to any to the properties now owned or hereafter acquired by such corporation; and (vi) cause such corporation to be in default under any such law, rule, regulation, order, writ, judgment,
     injunction,   decree,  determination  or  award,  or  any  such  indenture, agreement, lease or instrument.

     (c) Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

     (d) Financial Statements. Borrower's Financial Statements. The balance sheet of the Borrower as at December 31, 1998 and 1997, and, and the related statements of income, retained earnings and cash flows of the Borrower for the fiscal years then ended, and the accompanying footnotes, together with the opinion thereon of Kerkering, Barberio & Co., independent certified public accountants, and the interim consolidated and consolidating balance sheet of the Borrower as at September 30, 1999, and the related statements of income, retained earnings and cash flows of the Borrower for the nine (9) month period then ended, copies of which have been included by the Borrower in its reports filed with the SEC on Forms 10-K and 10-Q, respectively, are complete and correct and fairly present the financial condition of the Borrower as at such dates and the results of the operations of the Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and since September 30, 1999, there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Borrower or any Subsidiary. There are no liabilities of the Borrower or any Subsidiary, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since September 30, 1999.

     (e) Full Disclosure. No information, exhibit or report furnished by the Borrower, to the Agent in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

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     (f) Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower or any Subsidiary are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) materially and adversely affecting such business properties or the operation of the Borrower or such Subsidiary.

     (g) Other Agreements. Except as set forth on Schedule 5.1 (g) the Borrower is not a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations, or conditions, financial or otherwise, of the Borrower to carry out its obligations under the Loan Documents. The Borrower is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     (h) Litigation. There is no pending or threatened action or proceeding against or affecting the Borrower before any court, governmental agency, or arbitrator which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties, or business of the Borrower or the ability of the Borrower to perform its obligations under the Loan Documents.

     (i) No Defaults on Outstanding Judgments or Orders. The Borrower has satisfied all judgments (if any), and is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

     (j) Ownership and Liens. The Borrower has title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets and leasehold interest reflected in the financial statements referred to in paragraph 5.1(d) of this Agreement (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by the Borrower and none of its leasehold interests is subject to any Lien, except such as may be permitted pursuant to paragraph 7.1(a) of this Agreement.

     (k) ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any Commonly Controlled

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     Entity has completely or partially withdrawn from a Multiemployer Plan; the
     Borrower and each Commonly Controlled Entity have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA; and neither the Borrower nor the Parent nor any Commonly Controlled Entity has incurred any liability to the PBGC under ERISA.

     (l) Operation of Business. The Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

     (n) Taxes. The Borrower has filed all tax returns (federal, state, and local) required to be filed and have paid all taxes, assessments, and governmental charges and levies thereon to be due, including any interest and penalties.

     (o) Debt. Schedule 5.1(o) is a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements, and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in Schedule 5.1(o).

     (p) Environment. The Borrower has duly complied with, and its businesses, operations, assets, equipment, property, leaseholds, or other facilities are in compliance with, the provisions of all federal, state, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder. The Borrower has been issued and will maintain all required federal, state, and local permits, licenses, certificates, and approvals relating to (1) air emissions; (2) discharges to surface water or groundwater; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any federal, state, or local law, code or ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health, or safety matters. A true, accurate, and complete list of all such permits, licenses, certificates, and approvals is attached hereto as Schedule 5.1(p). The Borrower has not received notice of, nor knows of, or suspects facts which might constitute any violations of any federal, state, or local environmental, health, or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate, or approval listed in Schedule 5.1(p), there has been no emission, spill, release, or discharge into or upon (1) the air; (2) soils; or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises of any toxic or hazardous substances or wastes at or from the premises; and accordingly the premises of the Borrower and its Subsidiaries are free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation, or notice by any governmental authority or any person or entity with respect to (1) air emissions; (2) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation, or disposal of toxic or hazardous substances or waste; or (6) other environmental, health, or safety matters affecting the Borrower or its business, operations, assets, equipment, property, leaseholds, or other facilities. Neither the Borrower nor its Subsidiaries have any indebtedness, obligation, or liability, absolute or contingent, matured or not matured, with respect to the storage, treatment, cleanup, or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law, or statute regarding such storage, treatment, cleanup, or disposal) which is not shown on Schedule 5.1(p). Set forth in Schedule 5.1(p) is a list of all real property owned or leased by the Borrower and its Subsidiaries, and a brief description of the business conducted at such location.

     (p) Registration and Listing of Common Stock. The Borrower is a reporting company (although its Form 10-SB has yet to clear the SEC), and has continuously been a reporting company for more than the 11 calendar months preceding the Closing Date, and the Common Stock is registered under the Exchange Act and listed on the OTC Bulletin Board. The Borrower has filed all reports and other documents required of it by the Exchange Act, the rules and regulations of the SEC, and the rules and regulations of the OTC Bulletin Board.

     (q) No U.S. Offering. The Borrower has not offered any of the Notes, the Conversion Shares, the Warrants or the Warrant Shares to a U.S. Person (as defined in SEC Rule 902(k)) or to a person in the United States.

     (r) Offshore Transaction. The negotiations for and the issuance of the Notes and the Warrants to the Agent has been made in an offshore transaction as defined in SEC Rule 902(h).

     (s) No Directed Selling Efforts. The Company has not engaged in any directed selling efforts, as defined in SEC Rule 902(c), with respect to the Notes and the Warrants.

     (t) Category 3 Securities. The Company has complied with all of the conditions required of it under SEC Rule 903(b)(3) with respect to the issuance of the Notes and Warrants.

     (u) Exemption of Notes and Warrants from Registration. The Borrower's issuance of the Notes and the Warrants is exempt from the registration requirements of Section 5 of the Securities Act pursuant to the provisions of SEC Regulation S.

     5.2. Agent's Representations and Warranties. The Agent represents and warrants to the Borrower that:

     (a) Accredited Investor. Each of the Agent and the other Lenders is an accredited investor as that term is defined in Rule 501(a)(3) of Regulation D of the SEC.

     (b) U. S. Persons. Neither the Agent nor any Lender is a U.S. Person as defined in SEC Rule 902(k).

     (c) The Agent has complied with all of the conditions required of it by SEC
     Rule  903(b)(3)  to  be  complied  with  by  it  in  connection   with  the
     transactions contemplated by this Agreement.


ss.6.  Affirmative Covenants.

     6.1. Financial and Operational. So long as any of the Notes shall remain unpaid, the Borrower will:

     (a) Maintenance of Existence. Preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required.

     (b) Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all material financial transactions of the Borrower.

     (c) Maintenance of Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

     (d) Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

     (e) Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from its coverage.

     (f) Compliance With Laws. Comply with all applicable laws, codes, regulations, rules, ordinances and orders, including without limitation paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property.

     (g) Right of Inspection. At any reasonable time and from time to time, permit the Agent or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower, and to discuss its affairs, finances and accounts with any of its officers, directors and independent accountants.

     (h) Reporting Requirements. Furnish to the Agent:

          (i) Quarterly Financial Statements. The Borrower's reports on Form 10-Q or 10-QSB contemporaneously with their filing with the SEC.

          (ii) Annual Financial Statements. The Borrower's annual reports on Form 10-K or 10-KSB contemporaneously with their filing with the SEC.

          (iii) Management Letters. Promptly upon receipt thereof, copies of any reports submitted to the Borrower or any Subsidiary by independent accountants in connection with their examination of the financial statements of the Borrower.

          (iv) Certificate of No Default. Within twenty-five (25) days after the end of each month a certificate of the Borrower's chief financial officer certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto.

          (v) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality (domestic or foreign) or arbitrator, affecting the Borrower, which, if determined adversely to the Borrower, could have a material adverse effect on the financial condition, properties or operations of the Borrower.

          (vi) Notice of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after the occurrence of each material Default or material Event of Default, a written notice setting forth the details of such Default or Event of Default and the action that is proposed to be taken by the Borrower with respect thereto.

          (vii) ERISA reports. As soon as possible, and in any event within thirty (30) days after the Borrower knows or has reason to know that any circumstances exist that constitute grounds entitling the PBGC to institute proceedings to terminate a Plan subject to ERISA with respect to the Borrower or any Commonly Controlled Entity, and promptly but in any event within two (2) Business Days of receipt by the Borrower or any Commonly Controlled Entity of notice that the PBGC intends to terminate a Plan or appoint a trustee to administer the same, and promptly but in any event within five (5) Business Days of the receipt of notice concerning the imposition of withdrawal liability with respect to the Borrower or any Commonly Controlled Entity, the Borrower will deliver to the Agent a certificate of the chief financial officer of the Borrower setting forth all relevant details and the action which the Borrower proposes to take with respect thereto.

          (vii) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished by the Borrower or any Subsidiary to any other party pursuant to the terms of any indenture, loan, credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this Agreement.

          (viii) Other Regulatory Reports and Filings. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower or any Subsidiary sends to its shareholders, and copies of all regular, periodic and special reports, and all registration statements that the Borrower files with the securities regulatory authorities of any country, province or state, or with any securities exchange.

          (ix) General Information. Such other information respecting the condition or operations, financial or otherwise, of the Borrower as the Agent may from time to time reasonably request.

          (i) Environment, Health and Safety. Be and remain in compliance with the provisions of all federal, state, and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify the Agent immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify the Agent immediately of any hazardous discharge from or affecting its premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit the Agent to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at the Agent's request, and at the Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to the Agent, and such other and further assurances reasonably satisfactory to the Agent that the condition has been corrected.

     6.2. The Borrower hereby further covenants and agrees with the Agent that:

     (a) Warrants. Contemporaneously with the execution of this Agreement, the Borrower shall issue and deliver to the Agent (i) a warrant in the form of Exhibit D hereto to purchase up to 3,428,571 shares of Common Stock (the "Lenders' Warrant"), and (ii) a warrant in the form of Exhibit E hereto to purchase up to 1,142,857shares of Common Stock (the "Agent's Warrant"), each at a price per share of $1.09375, and each vesting as provided therein. The Lenders' Warrant and the Agent's Warrant each shall be exercisable from time to time, pro rata, as follows: (i) the Warrants shall be immediately exercisable for 20% of the number of Warrant Shares; and,
     (ii) the Warrants shall be exercisable for an additional1% of the number of Warrant Shares for each $25,000 of principal of Loans made under this Agreement.

     (b) Registration of Common Stock Underlying Notes and Warrants. Contemporaneously with the execution of this Agreement, the Borrower shall execute and deliver to the Agent a registration rights agreement in the form of Exhibit F hereto. (the "Registration Rights Agreement").The Borrower shall register the issuance and sale of the Conversion Stock and the Warrant Stock in accordance with the provisions of the Registration Rights Agreement.

     (d) Escrow. Contemporaneously with the execution of this Agreement, the Borrower shall executed an escrow agreement with the Agent as escrow holder (the "Escrow Agreement") in the form of Exhibit G to this Agreement. Contemporaneously with the execution of this Agreement, the Borrower shall execute and deliver to the Escrow Holder a certificate for 2,700,000 shares of Common Stock as a portion of the number of Conversion Shares (based upon a conversion price of $0.375 per share) underlying the principal amount of the Note evidencing the initial Loan and the number of Warrant Shares for which the Warrants shall be exercisable upon funding the initial Loan. Prior to each additional Loan, the Borrower shall execute and deliver to the Escrow Holder a certificate for 200% of the number of additional
     Conversion Shares (based upon a conversion price of $0.375 per share) underlying the principal amount of the Note evidencing that Loan and 200% the number of additional Warrant Shares for which the Warrants shall be exercisable upon funding that Loan, until all of the Conversion Shares and Warrant Shares have been delivered to the Escrow Holder.. All certificates for Conversion Shares and Warrant Shares delivered to the Escrow Holder shall be registered in the name of Thomson Kernaghan & Co. Limited. Until such time as the registration statement covering the Conversion Shares and the Warrant shares is effective, the certificates shall bear a legend indicating that they have been issued in a transaction that is exempt from the registration requirements of the Securities Act, and may not be transferred except pursuant to registration under the Securities Act or an exemption from such registration. Except for such legend, the Common Stock underlying the Lenders' Warrant and the Agent's Warrant shall be free and clear of any legends, liens, claims, stop orders or other restrictions. Not later than the third Business Day following the effective date of the Registration Statement, the Borrower shall cause the Common Stock underlying the Lenders' Warrant and the Agent's Warrant to be registered in Agent's street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.


ss.7.  Negative Covenants.

     7.1. So long as any of the Notes remains unpaid, or the Agent shall be obligated to make Loans under this Agreement, the Borrower will not:

     (a) Liens. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except:

          (1) Liens in favor of the Agent;

          (2) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (3) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (4) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

          (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (6) Liens disclosed on Schedule 5.1(o);

          (7) Judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (8) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower or any Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; and

          (9) Liens securing obligations of a Subsidiary to the Borrower or another Subsidiary

     (b) Debt. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist, any Debt, except:

          (1) Debt of the Borrower under this Agreement or the Note;

          (2) Debt  described in Schedule  5.1(o) but no voluntary  prepayments,
          renewals,  extensions,   refinancings,  or  increases  in  he  amounts
          thereof;

          (3) Debt of the Borrower subordinated on terms satisfactory to the Agent to the Borrower's obligation under this Agreement and the Note;

          (4) Debt of the Borrower to any Subsidiary or of any Subsidiary to the Borrower or another Subsidiary; and

          (5) Accounts payable to trade creditors for goods or services which are not aged more than sixty (60) days from the billing date and current operating liabilities (other than for borrowed money) which are not more than ten (10) days past due, in each case incurred in the ordinary course of business, as presently conducted, and paid within the specified time, unless contested in good faith and by appropriate proceedings.

     (c) Mergers, Etc. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person, and the Borrower shall not permit any Subsidiary to do so, except that (1) any Subsidiary may merge into or transfer assets to the Borrower, and (2) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary.

     (d) Leases. Create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume, or suffer to exist, any material obligation as lessee for the rental or hire of any real or personal property, except: (i) Capital Leases created pursuant to existing lease financing agreements disclosed on Schedule 5.1(o); (ii) leases existing on the date of this Agreement and any extensions or renewals thereof; and
     (iii) leases between the Borrower and any Subsidiary or between any Subsidiaries.

     (e) Sale and Leaseback. Sell, transfer, or otherwise dispose of, or permit any Subsidiary to sell, transfer, or otherwise dispose of, any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

     (f) Dividends. Declare or pay any dividends; or purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding; or make any distribution of assets to its stockholders as such whether in cash, assets, or obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock; or permit any of its Subsidiaries to do any of the foregoing or to purchase or otherwise acquire for value any stock of the Borrower or another Subsidiary.

     (g) Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of Subsidiaries, receivables, and leasehold interests), except: (1) inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business; and (3) that any Subsidiary may sell, lease, assign, or otherwise transfer its assets to the Borrower.

     (h) Investments. (i) Make, or permit any Subsidiary to make, any loan or advance to any Person, or (ii) purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except: (1) direct obligations of the U.S. or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Hundred Million U.S. Dollars (US$100,000,000); and (4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary.

     (i) Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable, or permit any Subsidiary to assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss), for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     (j) Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     (k) Capital Expenditures. Purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any material capital assets, without the Agent's prior written consent.


ss.8.  Financial Covenants

     8.1. So long as the Note shall remain unpaid or the Agent shall have any Commitment under this Agreement, the Borrower shall not, nor shall it permit any Subsidiary to, increase the amount of any borrowings, or obtain any additional advances on any existing lines of credit in excess of their currently contracted limits, except for Loans under this Agreement, without the Agent's prior written consent.

ss.9.  Events of Default

     9.1. Events of Default. If any of the following events shall occur:

     (a) The Borrower should fail to pay the principal of or interest on any Note as and when due and payable, or any amount of any other fee by or within 10 days after the date that it is due and payable;

     (b) Any representation or warranty made or deemed made by the Borrower in this Agreement or any other Loan Document, or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document, shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;

     (c) The Borrower shall fail to perform or observe any term, covenant, or agreement contained in this Agreement to be performed or observed by it ;

     (d) The Borrower or any Subsidiary shall (i) fail to pay any indebtedness for borrowed money (other than the Note) of the Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (ii) fail to perform or observe any material term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

     (e) The Borrower or any Subsidiary (i) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of thirty (30) days or more; or (v) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more;

     (f) One or more judgments, decrees, or orders for the payment of money shall be rendered against the Borrower or any Subsidiary and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

     (g) The Security Agreement shall at any time after its execution and delivery and for any reason cease (a) to create a valid and perfected security interest in and to the property purported to be subject to such Security Agreement, and in the priority disclosed on Schedule 5.1(o); or
     (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny it has any further liability or obligation under the Security Agreement, or the Borrower shall fail to perform any of its material obligations under the Security Agreement;

     (h) Any of the following events shall occur or exist with respect to the Borrower or any Commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Borrower to any tax, penalty, or other liability which in the aggregate may exceed Ten Thousand Dollars ($10,000); or

     (i) If the Agent receives its first notice of a hazardous discharge or an environmental complaint regarding the Borrower or a Subsidiary from a source other than the Borrower, and the Agent does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from the Borrower within twenty-four (24) hours of the time the Agent first receives said notice from a source other than the Borrower; or if any federal, state, or local agency asserts or creates a Lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Borrower or a Subsidiary by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against the Borrower, a Subsidiary, or its respective assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or an environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) Business Days of the occurrence giving rise to the claim, (i) the Borrower can prove to the Agent's satisfaction that the Borrower has commenced and is diligently pursuing either: (a) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (b) proceedings for an injunction, a restraining order, or other appropriate emergent relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Business Days of the occurrence giving rise to the claim and the injunction, order, or emergent relief is not thereafter resolved or reversed on appeal; and (ii) in either of the foregoing events, the Borrower has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount to both the Agent and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim;

     (j) A change of Control of the Borrower or any Subsidiary occurs, including without limitation any Person shall acquire securities representing 25% or more of the voting securities of the Borrower;

then, and in any such event, the Agent may, by notice to the Borrower, (i) declare its obligation to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Notes, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Parent and the Borrower.

     9.2. Agent's Right to Setoff. Upon the occurrence and during the continuance of any Event of Default, the Agent is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all funds, deposits and accounts at any time held and other indebtedness at any time owing by the Agent to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Note or any other Loan Document, irrespective of whether or not the Agent shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations may be unmatured. The Agent agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Agent under this Section 9.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent may have.


ss.10.  Miscellaneous.

     10.1. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.2. Notices, Etc. All notices given under this Agreement and under the other Loan Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Agent:
            Thomson Kernaghan & Co. Ltd.
            365 Bay Street
            Toronto, Ontario M5H 2V2
            Attention: Mark E. Valentine, Chairman
            Facsimile No. (416)  367-8055

With a copy (that does not constitute notice) to:
            John M. Mann
            Attorney at Law
            1330 Post Oak Boulevard, Suite 2800
            Houston, Texas 77056-3060
            Facsimile No. (713) 622-7185

If to the Borrower:
            Surgical Safety Products, Inc.
            2018 Oak Terrace
            Sarasota, Florida 34231
            Attention: Frank M. Clark, President
            Facsimile No. (941) 925-0510

With a copy (that does not constitute notice) to:
            Mintmire & Associates
            265 Sunrise Avenue, Suite 204
            Palm Beach, FL  33480
            Attn:  Donald F. Mintmire, Esq.
            Facsimile No. (561) 659-5371

     10.3. No Waiver. No failure or delay on the part of the Agent in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

     10.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Agent, and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of the Agent.

     10.5 Costs, Expenses, and Taxes. The Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, execution, delivery, filing, and administration of the Loan Documents, and of any amendment, modification, or supplement to the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent incurred in connection with advising the Agent as to its rights and responsibilities hereunder. The Borrower also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of the Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agree to hold the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

     10.6. Integration. This Agreement and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

     10.7. Indemnity. The Borrower shall defend, protect, indemnify, and hold harmless the Agent and each Lender, and all of their respective officers, directors, employees, and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Borrower in this Agreement or any other Loan Document, or any other certificate, instrument, or document contemplated hereby or thereby; or (b) any breach of any covenant, agreement, or obligation of the Borrower contained in this Agreement or any other Loan Document; or (c) the activities of the Borrower or any Subsidiary, each of their respective predecessors in interest or third parties with whom they or any of them have or had a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person; or (d) any cause of action, suit, or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, or enforcement of this Agreement or any Loan Document, or any other instrument, document, or agreement executed pursuant hereto or thereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loans or from the exercise of the Warrants, or the status of the Agent or any Lender or holder of any of the Notes, Warrants, Conversion Shares or Warrant Shares, or as a stockholder in the Borrower. To the extent that the foregoing undertaking by the Borrower may be unenforceable for any reason, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. This indemnity shall survive termination of this Agreement.

     10.8. Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Florida, then Florida law shall govern the construction and enforcement of that provision.

     10.9. Severability of Provisions. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction (after applying the provisions of paragraph 10.8 of this Agreement to that provision) shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     10.10 Headings. Section and paragraph headings in the Loan Documents are included for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

     10.11. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties agree that the courts of the Province of Ontario, Canada, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

     10.12. Agent's Fee. The Borrower shall pay Thomson Kernaghan & Co. Ltd. a fee for their services as Agent (the "Agent's Fee") in an amount equal to ten percent (10%) of the aggregate principal amount of all Loans, payable pro rata upon the disbursement of each Loan.

             IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the Effective Date.

The Agent:

THOMSON KERNAGHAN & CO. LTD.


By _________________________________
Name _______________________________
Title ________________________________
Date signed __________________________
The Borrower:

SURGICAL SAFETY PRODUCTS, INC.


By _________________________________
Name _______________________________
Title ________________________________
Date signed __________________________

                                      NOTE

US$............[amount of Loan]     Toronto, Ontario     ........  ...., .......

FOR VALUE RECEIVED, on demand, and if no demand then on November 30, 2002, the undersigned, SURGICAL SAFETY PRODUCTS, INC., (the "Borrower"), a New York (USA) corporation, whose address is 2018 Oak Terrace, Sarasota, Florida 34231, USA, hereby promises to pay to the order of THOMSON KERNAGHAN & CO. LTD., (the "Agent"), at the Agent's office at 365 Bay Street, Toronto, Ontario M5H 2V2, Canada, in lawful currency of the United States of America and in immediately available  funds,  the principal sum of  .................  DOLLARS AND NO CENTS
(US$...............)  together with interest on the unpaid  principal  amount of this Note at the rate of EIGHT PERCENT (8%) per year, from the date of this Note until paid.

This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement, dated as of December 20, 1999, between the Borrower and the Agent (the "Loan Agreement"). Terms used herein which are defined in the Loan Agreement shall have their defined meanings when used herein. The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Loan Agreement. This Note is secured by a Security Agreement referred to in the Loan Agreement, executed by the Borrower, reference to which is hereby made for a description of the collateral provided for under the Security Agreement, and the rights of the parties with respect thereto.

This Note shall be governed by the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Florida, then Florida shall govern the construction and enforcement of that provision.

The Agent or other holder of this Note is entitled, at its option, to convert at any time and from time to time, all or any part of the principal amount of the Note, plus accrued interest, into shares (the "Conversion Shares") of the Borrower's common stock, $0.001 par value ("Common Stock"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, this Note must be surrendered at the principal executive office of the Escrow Agent pursuant to an Escrow Agreement between the Company and Thomson Kernaghan & Co. Ltd., dated December 20, 1999, accompanied by written notice of conversion substantially in the form of Exhibit A to this Note, with appropriate insertions. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date on which the Agent or other holder has delivered this Note, with the conversion notice duly executed to Escrow Holder, or if earlier, the date set forth in such notice of conversion if the Note and such conversion notice is received by the Escrow Holder within three (3) business days therefrom. The Escrow Holder will deliver certificates representing the Conversion Shares within three (3) business days following receipt of the Note and conversion notice. The price per share of Common Stock into which this Note is convertible (the "Conversion Price") shall be the higher of (i) US$0.375, or (ii) the lower of (x) $0.8203125 or (y) 75% of the closing bid price of the Borrower's Common Stock quoted on the OTC Bulletin Board on the Conversion Date; i.e., in no event shall the Conversion Price be less that US$0.375 per share of Common Stock.

The Borrower is obligated to register the issuance and resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of the Registration Rights Agreement between the Borrower and the Agent referred to in the Loan Agreement.

Any controversy or claim arising out of or relating to this Note (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the courts of the Province of Ontario for that purpose.


SURGICAL SAFETY PRODUCTS, INC.


By _________________________________
Name _______________________________
Title ________________________________
Date signed __________________________

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION
           (To be executed by the Holder in order to Convert the Note)


TO SURGICAL SAFETY PRODUCTS, INC.
C/O THOMSON KERNAGHAN & CO. LIMITED


      The undersigned hereby irrevocably elects to convert $________________ of the principal amount of the above Note into Shares of Common Stock of Surgical Safety Products, Inc. according to the conditions stated therein, as of the Conversion Date written below.


Conversion Date

Applicable Conversion Price

Signature
Name __________________________________________________________

Address:

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT (this ASecurity Agreement@) dated and effective as of December 9, 1998, is made by Surgical Safety Products, Inc. (the ABorrower@), a New York corporation, as the debtor, to Thomson Kernaghan & Co. Ltd. (the AAgent@), as the secured party, in connection with the Loan Agreement (as hereinafter defined).

            PRELIMINARY STATEMENTS:

            (1) The Borrower and the Agent have made and entered into a Loan Agreement (as it now exists or subsequently may be modified, the ALoan Agreement@) effective as of December __, 1999. The Borrower will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

            (2) It is a condition precedent to the making of Loans by the Agent under the Loan Agreement that the Borrower shall have made the pledge and granted the assignment and security interest contemplated by this Security Agreement.

            (3) All capitalized terms used but not defined in this Security Agreement shall have the meanings ascribed to them in the Loan Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Agent to make Loans under the Loan Agreement, the Borrower hereby agrees with the Agent as follows:

            Section 1.01. Pledge, Assignment and Grant of Security. The Borrower hereby assigns and pledges to the Agent, and hereby grants to the Agent a security interest in all of the Borrower=s right, title and interest in and to the following, whether now owned or hereafter acquired (the ACollateral@):

            (1) All equipment in all its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts, and accessions being the AEquipment@);

            (2) All inventory in all of its forms, wherever located, now or hereafter existing and raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof; (b) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Borrower has an interest or right as consignee); and (c) goods which are returned to or repossessed by the Borrower), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products, and documents being the AInventory@); and

            (3) All accounts, contract rights, chattel paper and instruments, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of sevices, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper and instruments (any and all such accounts, contract rights, chattel paper and instruments, being the AReceivables,@ and any and all such leases, security agreements, and other contracts being the ARelated Contracts@);

            (4) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (1) through (4) of this Section 1.01), and, to the extent not otherwise included, all (a) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (b) cash.

            Section 2.01. Security for Obligations. This Security Agreement secures the payment for all obligations of the Borrower now or hereafter existing under the Loan Agreement, the Notes and the Registration Rights Agreement, whether for principal, interest, fees, expenses, or otherwise, and all obligations of the Borrower now or hereafter existing under this Security Agreement (collectively, the AObligations@). Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Borrower to the Agent under any of the Loan Documents but for the fact that they are unenforceable or not allowable owing to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower.

            Section 3.01. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (1) the Borrower shall remain liable under the contracts and agreements included in the collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been excluded; (2) the exercise by the Agent of any rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (3) the Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

           Section 4.01. Representations and Warranties. The Borrower represents and warrants as follows:

            (1) All of the Equipment and Inventory are located at the places specified in Schedule I hereto. The chief place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Receivables, and the originals of all chattel paper that evidence Receivables, and the original copies of the Assigned Agreements, are located at its address specified in Section 17.01. None of the Receivables is evidenced by a promissory note or other instrument.

            (2) The Borrower is the legal and beneficial owner of the Collateral free and clear of any Lien except for (i) the security interest created by this Security Agreement, and (ii) the security interests described in Schedule II. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except (i) such as may have been filed in favor of the Agent relating to this Security Agreement, and (ii) the financing statements described in Schedule II. The Borrower has no trade names except as set forth on Schedule III.

            (3) Except as provided on Schedule I, the Borrower has exclusive possession and control of the Equipment and Inventory.

            (4)  Except as set forth on  Schedule  I,  this  Security  Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

            (5) The Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact its business, and is duly qualified and in good standing under the laws of each jurisdiction in which qualification is required.

            (6) The execution and performance by the Borrower of this Security Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the Borrower=s stockholders;
(b) contravene the Borrower=s charter or bylaws; (c) violate any provision of any law, rule, or regulation; or (d) result in a breach of or constitute a default under any indenture or loan or Loan Agreement or any other agreement, lease, or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

            (7) This Security Agreement is the legal, valid, and binding obligation of the Borrower, enforceable in accordance with its respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors= rights generally.

            (8) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (a) for the pledge by the Borrower of the Security Collateral pursuant to this Security Agreement, for the grant by the Borrower of the assignment and security interest granted hereby or for the execution, delivery, or performance of this Security Agreement by the Borrower;
(b) for the perfection or maintenance of the pledge, assignment, and security interest created hereby (including the first priority nature of such pledge, assignment, and security interest); or (c) for the exercise by the Agent of the voting or other rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally).

            (9) The Inventory has been produced by the Borrower in compliance with all requirements of the Fair Labor Standards Act.

            (10) There are no conditions precedent to the effectiveness of this Security Agreement that have not been satisfied or waived.

            (11) The Borrower has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Security Agreement.

            Section 5.01. Further Assurances.

            (1) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the pledge, assignment, and security interest granted or purported to be granted hereby.

            (2) The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (3) The Borrower will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

            Section 6.01. As to Equipment and Inventory.

            (1) The Borrower shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 4.01(1) or, upon 10 days= prior written notice to the Agent, at such other places in a jurisdiction where all action required by
Section 5.01 shall have been taken with respect to the Equipment and Inventory.

            (2) The Borrower shall cause the Equipment to be maintained and preserved in the same condition, repair, and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer=s manual, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. The Borrower shall promptly furnish to the Agent a statement respecting any loss or damage to any of the Equipment.

            (3) The Borrower shall pay promptly when due all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Equipment and Inventory. In producing the Inventory, the Borrower shall comply with all requirements of the Fair Labor Standards Act.

            Section 7.01. Insurance.

            (1) the Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. The Borrower's current insurers are satisfactory to the Agent. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Borrower as their respective interests may appear and each policy for property damage insurance shall provide for all losses (except for losses of less than $10,000 per occurrence) to be paid directly to the Agent. Each such policy shall in addition (a) name the Borrower and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear; (b) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction, or breach of representation or warranty by the Borrower; (c) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto; and (d) provide that at least ten days= prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. The Borrower shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Borrower shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 6.01 and cause the insurers to acknowledge notice of such assignment.

            (2) Reimbursement under any liability insurance maintained by the Borrower pursuant to this Section 7.01 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (3) of this Section
7.01 is not applicable, the Borrower shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Borrower pursuant to this Section 7.01 shall be paid to the Borrower as reimbursement for the costs of such repairs or replacements.

            (3) Upon (a) the occurrence and during the continuance of any Event of Default, or (b) the actual or constructive total loss (in excess of US$10,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 13.01(2).

          Section 8.01. Place of Perfection; Records, Collection of Receivables.

            (1) The Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the original copies of the Assigned Agreements and the originals of all chattel paper that evidence Receivables, at the location therefor specified in Section 4.01(1) or, upon 30 days= prior written notice to the Agent, at any other locations in a jurisdiction where all actions required by Section 6.01 shall have been taken with respect to the Receivables. The Borrower will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

            (2) Except as otherwise provided in this subsection (2), the Borrower shall continue to collect, at its own expense, all amounts due or to become due the Borrower under the Receivables. In connection with such collections, the Borrower may take (and, at the Agent=s direction, shall take) such action as the Borrower or the Agent may deem necessary or advisable to enforce collection of the Receivables: provided, however, that the Agent shall have the right upon the occurrence and during the continuance of an Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default and upon written notice to the Borrower of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and subject to any priority interests of other secured creditors to direct such account debtors or obligors to make payment of all amounts due or to become due to the Borrower thereunder directly to the Agent and upon such notification and at the expense of the Borrower, to enforce collection of any such Receivables, and to adjust, settle, or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. After receipt by the Borrower of the notice from the Agent referred to in the proviso to the preceding sentence, (a) all amounts and proceeds (including instruments) received by the Borrower in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) released to the Borrower so long as no Event of Default shall have occurred and be continuing or (ii) if any Event of Default shall have occurred and be continuing, applied as provided by Section 13.01(2), and (b) the Borrower shall not adjust, settle, or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            Section 9.01. Transfers and Other Liens; Additional Shares.

            (1) The Borrower shall not (a) sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Collateral, except Inventory in the ordinary course of business, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Security Agreement.

            Section 10.01. Agent Appointed Attorney-In-Fact. The Borrower hereby irrevocably appoints the Agent the Borrower=s attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Agent=s discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposed of this Security Agreement (subject to the rights of the Borrower under Section 8.01), including, without limitation, upon five days= notice to the Borrower:

     (1) To obtain and adjust insurance required to be paid to the Agent pursuant to Section 8.01;

     (2) To ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

     (3) To receive, endorse, and collect any drafts or other instruments, documents, and chattel paper, in connection therewith; and

     (4) To file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

            Section 11.01. Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 14.01 (2). 5 days after notice and failure

            Section 12.01. The Agent=s Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Security Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

            Section 13.01 Remedies. If any Event of Default shall have occurred and be continuing:

            (1) The Agent may exercise in respect of the collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform
Commercial Code in effect in the State of Delaware at that time (the ACode@) (whether or not the Code applies to the affected Collateral), and also may (a) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all of part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and (b) upon five days= notice to the Borrower (except as specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent=s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days= notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. the Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (2) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or then or any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 19.01) in whole or in part by the Agent against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

            (3) The Agent may exercise any and all rights and remedies of the Borrower under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

            (4) All payments received by the Borrower under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

            Section 14.01. Indemnity and Expenses.

            (1) The Borrower agrees to indemnify the Agent from and against any and all claims, losses, and liabilities (including reasonable attorney fees) growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses, or liabilities resulting from the Agent=s gross negligence or willful misconduct.

            (2) The Borrower will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent may incur in connection with (a) the administration of this Security Agreement; (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (c) the exercise or enforcement of any of the rights of the Agent hereunder; or (d) the failure by the Borrower to perform or observe any of the provisions hereof.

            Section 15.01. Security Interest Absolute. All rights of the Agent and the pledge, assignment, and security interest hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional, irrespective of:

            (1) Any lack of validity, regularity, or enforceability of the Loan Agreement, the Notes or any other agreement or instrument relating thereto;

            (2) Any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or the Notes, including, without limitation, any increase in Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise.

            (3) Any taking, exchange, release, or nonperfection of any other collateral, or any taking, release, or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

            (4) Any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Borrower or any of its subsidiaries;

            (5) Any change, restructuring, or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

            (6) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower.

            Section 16.01. Amendments; Etc. No amendment, modification, termination, or waiver of any provision of this Security Agreement, and no consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            Section 17.01. Addresses for Notices. All notices given under this Security Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient=s time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


If to the Agent:                         If to the Borrower:
   Thomson Kernaghan & Co. Ltd.             Surgical Safety Products, Inc.
   365 Bay Street                           2018 Oak Terrace
   Toronto, Ontario M5H 2V2                 Sarasota, Florida 34231
   Attention: Robert F. Wilson              Attention: Frank M. Clark, President
   Executive Vice President                 Facsimile No. (941) 925-0510
   Facsimile No. (416)  367-8055
                                         With a copy (that does not constitute
With a copy (that does not constitute                notice) to:
               notice) to:                  Mintmire & Associates
   John M. Mann                             265 Sunrise Avenue, Suite 204
   Attorney at Law                          Palm Beach, FL  33480
   1330 Post Oak Boulevard, Suite 2800      Attn:  Donald F. Mintmire, Esq.
   Houston, Texas 77056-3060                Facsimile No. (561) 659-5371
   Facsimile No. (713) 622-7185


            Section 18.01. Continuing Security Interest; Assignments Under Loan Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall (1) remain in full force and effect until (a) the payment in full of the Obligations and all other amounts payable under this Security Agreement, and (b) the expiration or termination of any obligation of the Agent to make Loans; (2) be binding upon the Borrower, its successors and assigns; and (3) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause (3), the Agent may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement (including, without limitation, all or any portion of any Notes held by it) to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Agent herein or otherwise. Upon the later of the payment in full of the Obligations and all other amounts payable under this Security Agreement and the expiration or termination of any obligation of the Agent to make Loans, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower=s expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

            Section 19.01. Governing Law; Terms. This Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario, except: (a) if any provision of this Security Agreement is unenforceable under Ontario law but is enforceable under the laws of the U.S. State of Florida, then Florida law shall govern the construction and enforcement of that provision; and (b) the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral shall be governed by the Uniform Commercial Code as adopted in Florida. Unless otherwise defined in this Security Agreement or in the Loan Agreement, terms used in Article 9 of the UCC are used herein as therein defined.

            Section 20.01. Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the courts of the Province of Ontario for that purpose.

             IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


The Agent:                                 The Borrower:

THOMSON KERNAGHAN & CO. LTD.               SURGICAL SAFETY PRODUCTS, INC.


By _________________________________       By _________________________________
Name _______________________________       Name _______________________________
Title ______________________________       Title ______________________________
Date signed ________________________       Date signed ________________________

                                   SCHEDULE I

                                     Part 1

                                   Schedule II

                      Locations of Equipment and Inventory

                                   SCHEDULE II

     Description of Other Liens, Security Interests and Financing Statements

                                  SCHEDULE III

                      Description of Borrower=s Trade Names

                                LENDERS' WARRANT

Warrant No. _____

     Void after 5:00 p.m. Toronto, Ontario time, on November 30, 2002, 2002
                   Warrant to Purchase Shares of Common Stock

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


          -------------------------------------------------------------

              WARRANT TO PURCHASE 3,428,571 SHARES OF COMMON STOCK

                                       OF

                         SURGICAL SAFETY PRODUCTS, INC..
        ----------------------------------------------------------------


            This it to certify that, FOR VALUE RECEIVED, Thomson Kernaghan & Co. Limited as Agent or assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from SURGICAL SAFETY PRODUCTS, INC., a New York corporation (the "Company"), the fully paid, validly issued and non-assessable shares of Common Stock, $0.001 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof, through and including November 30, 2002, but not later than 5:00 p.m. Toronto, Ontario time, on November 30, 2002 (the "Exercise Period") at the price of US$1.09375 per share (the "Exercise Price"). The total number of shares of Common Stock to be issued upon exercise of this Warrant shall be 3,428,571 shares. The price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the respective exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

            This Warrant is being issued pursuant to the Loan Agreement, dated as of December 20, 1999, between the Company and the Holder. This Warrant shall be exercisable from time to time as follows: (i) this Warrant shall be immediately exercisable for 20% of the number of Warrant Shares; and, (ii) the Warrants shall be exercisable for an additional1% of the number of Warrant Shares for each $25,000 of principal of Loans made under the Loan Agreement.

            The Company has agreed to register the issuance and resale of the Common Stock issuable upon exercise of this Warrant under the U.S. Securities Act of 1933, as amended, pursuant to a Registration Rights Agreement between the Company and the Holder of even date herewith.

A.          EXERCISE OF WARRANT

            This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (i) if the last day of the Exercise Period is a day on which banking institutions in the City of Toronto are authorized by law to close, then the Exercise Period shall terminate on the next succeeding day that shall not be such a day, and during such period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to Thomson Kernaghan & Co. Limited as Escrow Holder at the Escrow Holder's principal office, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Escrow Holder shall, to the extent that the Company has deposited shares of Common Stock with the Escrow Holder for that purpose, issue and deliver to the Holder a certificate or certificates for the designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE ACT.

B.          RESERVATION OF SHARES AND COVENANTS OF THE COMPANY

            The Company shall at all times have allotted and reserved for issuance, and deposited with the Escrow Holder for delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

            The Company covenants with the Holder that so long as any Warrants remain outstanding and may be exercised:

     1. it will cause the shares of Common Stock and the certificates representing the Common Stock subscribed and paid for pursuant to the exercise of the Warrants to be duly issued and deposited with the Escrow Holder for delivery in accordance herewith and the terms hereof;

     2. all shares of Common Stock that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the prevailing Exercise Price herein provided, shall be fully paid and non-assessable;

     3.   it will use its best efforts to maintain its corporate existence; and

     4. generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided herein.

C.          FRACTIONAL SHARES

            No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

     1. If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made (or reported) on such day, the average closing bid and asked prices for such day on such exchange or system; or

     2. If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean to the last reported bid and ask prices reported by the Electronic Bulletin Board or National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

     3. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

D.          EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT

            This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

            This Warrant and the Common Stock issuable upon exercise of this Warrant were issued under Regulation S under the Act and may be transferred only in accordance therewith and as provided in the legends set forth in this Warrant.

E.          RIGHTS OF THE HOLDER

            The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F.          ANTI-DILUTION PROVISIONS

            The respective Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events are follows:

     1. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the respective Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the respective Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

     2. Whenever the respective Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the respective number of Shares initially issuable upon exercise of this Warrant by a fraction, the denominator of which shall be the Exercise Price after giving effect to such action and the numerator of which shall be the Exercise Price in effect immediately prior to such action.

     3. No adjustment in the respective Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustment that by reason of this Subsection (3) is not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (F) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section
          (F) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the respective Exercise Price, in addition to those required by this Section (F), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

     4. In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (3) inclusive above.

     5. Irrespective of any adjustments in the respective Exercise Price or the related number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

G.          OFFICER'S CERTIFICATE

            Whenever the respective Exercise Price shall be adjusted as required by the provisions of the foregoing Section (F), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of related additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section
(A) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

H.          NOTICES TO WARRANT HOLDERS

            So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, options or warrants (other than this Warrant) or (iii) if a capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen (15) days prior to the date specified, as the case may be, a notice containing a brief description of the proposed action and stating the date on which a record date is to be determined for the purpose of such dividend, distribution or issue of rights, options, or warrants or such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The failure to give such notice shall not otherwise affect the action take by the Company.

I.          RECLASSIFICATION, REORGANIZATION OR MERGER

            In case of any reclassification, capital reorganization or other change of outstanding shares Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock an other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of such number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (I) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (F) hereof.

J.          WARRANTS TO RANK PARI PASSU

            All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

K.          GOVERNING LAW; JURISDICTION AND VENUE

            This Warrant shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of the Province of Ontario, Canada, then such provision shall be governed by and interpreted in accordance with the laws of the Province of Ontario.

            Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make.

            The parties agree that the courts of the Province of Ontario, Canada, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.


            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

                                         SURGICAL SAFETY PRODUCTS, INC..
                                         By:_____________________________
                                         Its:_____________________________
DATED:  December __, 1999

ATTEST:
=======================

                           FORM OF NOTICE OF EXERCISE


THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

            The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock at the Exercise Price of US$1.09375 per share, for a total of US$ _________________.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________
            (Please typewrite or print in block letters)

Address________________________________________
            =========================================

The undersigned represents and warrants to U.S. Surgical Products, Inc. that the conditions for exercise of the within Warrant set forth in the first sentence of the first paragraph above have been fully complied with and no U.S. Person has any interest in the Warrant or the Warrant Shares.

Signature____________________________________________________
(Sign exactly as your name appears on the first page of this Warrant)

                                 ASSIGNMENT FORM


            FOR VALUE RECEIVED,

-------------------------------------------------------
hereby sells, assigns and transfers unto


Name

----------------------------------------------------------
(Please typewrite or print in block letters)

Address

----------------------------------------------------------

----------------------------------------------------------


the right to purchase shares of Common Stock of Surgical Safety Products, Inc., represented by this Warrant as to which such right is exercisable and does hereby irrevocably constitute and appoint __________________________ ________________ Attorney, to transfer the same on the books of Surgical Safety Products, Inc., with full power of substitution in the premises.

Date:  __________________________

Signature:  ____________________________________
(sign exactly as your name appears on the first page of this Warrant)

Note: The Warrant and the Common Stock issuable upon exercise of the Warrant were issued under Regulation S under the Securities Act of 1933, as amended, and may be transferred only in accordance therewith and as provided in the legends set forth in the Warrant.

                                 AGENTS' WARRANT

Warrant No. _____

        Void after 5:00 p.m. Toronto, Ontario time, on November 30, 2002
                   Warrant to Purchase Shares of Common Stock

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE SELLER WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


          -------------------------------------------------------------

              WARRANT TO PURCHASE 1,142,857 SHARES OF COMMON STOCK

                                       OF

                         SURGICAL SAFETY PRODUCTS, INC..
        ----------------------------------------------------------------


            This it to certify that, FOR VALUE RECEIVED, Thomson Kernaghan & Co. Limited or assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from SURGICAL SAFETY PRODUCTS, INC., a New York corporation (the "Company"), the fully paid, validly issued and non-assessable shares of Common Stock, $0.001 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof, through and including November 30, 2002, but not later than 5:00 p.m. Toronto, Ontario time, on November 30, 2002 (the "Exercise Period") at the price of US$1.09375 per share (the "Exercise Price"). The total number of shares of Common Stock to be issued upon exercise of this Warrant shall be 1,142,857 shares. The price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the respective exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

            This Warrant is being issued pursuant to the Loan Agreement, dated as of December 20, 1999, between the Company and the Holder. This Warrant shall be exercisable from time to time as follows: (i) this Warrant shall be immediately exercisable for 20% of the number of Warrant Shares; and, (ii) the Warrants shall be exercisable for an additional1% of the number of Warrant Shares for each $25,000 of principal of Loans made under the Loan Agreement.

            The Company has agreed to register the issuance and resale of the Common Stock issuable upon exercise of this Warrant under the U.S. Securities Act of 1933, as amended, pursuant to a Registration Rights Agreement between the Company and the Holder of even date herewith.

A.          EXERCISE OF WARRANT

            This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period; provided, however, that (i) if the last day of the Exercise Period is a day on which banking institutions in the City of Toronto are authorized by law to close, then the Exercise Period shall terminate on the next succeeding day that shall not be such a day, and during such period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to Thomson Kernaghan & Co. Limited as Escrow Holder at the Escrow Holder's principal office, 365 Bay Street, Tenth Floor, Toronto, Ontario M5H 2V2, Canada, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Escrow Holder shall, to the extent that the Company has deposited shares of Common Stock with the Escrow Holder for that purpose, issue and deliver to the Holder a certificate or certificates for the designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its principal office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

            THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE ACT.

B.          RESERVATION OF SHARES AND COVENANTS OF THE COMPANY

            The Company shall at all times have allotted and reserved for issuance, and deposited with the Escrow Holder for delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

            The Company covenants with the Holder that so long as any Warrants remain outstanding and may be exercised:

     1. it will cause the shares of Common Stock and the certificates representing the Common Stock subscribed and paid for pursuant to the exercise of the Warrants to be duly issued and deposited with the Escrow Holder for delivery in accordance herewith and the terms hereof;

     2. all shares of Common Stock that shall be issued upon exercise of the right to purchase provided for herein, upon payment of the prevailing Exercise Price herein provided, shall be fully paid and non-assessable;

     3.   it will use its best efforts to maintain its corporate existence; and

     4. generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided herein.

C.          FRACTIONAL SHARES

            No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

     1. If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made (or reported) on such day, the average closing bid and asked prices for such day on such exchange or system; or

     2. If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean to the last reported bid and ask prices reported by the Electronic Bulletin Board or National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

     3. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

D.          EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT

            This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any applicable transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

            This Warrant and the Common Stock issuable upon exercise of this Warrant were issued under Regulation S under the Act and may be transferred only in accordance therewith and as provided in the legends set forth in this Warrant.

E.          RIGHTS OF THE HOLDER

            The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

F.          ANTI-DILUTION PROVISIONS

            The respective Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events are follows:

     1. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the respective Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the respective Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

     2. Whenever the respective Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the respective number of Shares initially issuable upon exercise of this Warrant by a fraction, the denominator of which shall be the Exercise Price after giving effect to such action and the numerator of which shall be the Exercise Price in effect immediately prior to such action.

     3. No adjustment in the respective Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustment that by reason of this Subsection (3) is not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (F) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section
          (F) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the respective Exercise Price, in addition to those required by this Section (F), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

     4. In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (3) inclusive above.

     5. Irrespective of any adjustments in the respective Exercise Price or the related number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

G.          OFFICER'S CERTIFICATE

            Whenever the respective Exercise Price shall be adjusted as required by the provisions of the foregoing Section (F), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of related additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section
(A) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

H.          NOTICES TO WARRANT HOLDERS

            So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, options or warrants (other than this Warrant) or (iii) if a capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen (15) days prior to the date specified, as the case may be, a notice containing a brief description of the proposed action and stating the date on which a record date is to be determined for the purpose of such dividend, distribution or issue of rights, options, or warrants or such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. The failure to give such notice shall not otherwise affect the action take by the Company.

I.          RECLASSIFICATION, REORGANIZATION OR MERGER

            In case of any reclassification, capital reorganization or other change of outstanding shares Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock an other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of such number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (I) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (F) hereof.

J.          WARRANTS TO RANK PARI PASSU

            All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.

K.          GOVERNING LAW; JURISDICTION AND VENUE

            This Warrant shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of the Province of Ontario, Canada, then such provision shall be governed by and interpreted in accordance with the laws of the Province of Ontario.

            Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make.

            The parties agree that the courts of the Province of Ontario, Canada, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

                                         SURGICAL SAFETY PRODUCTS, INC..
                                         By:_____________________________
                                         Its:_____________________________

DATED:  December __, 1999

ATTEST:
=======================

                           FORM OF NOTICE OF EXERCISE


THIS WARRANT MAY BE EXERCISED ONLY (i) BY A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED), (ii) IF NOT EXERCISED ON BEHALF OF A U.S. PERSON, (iii) IF NO U.S. PERSON HAS ANY INTEREST IN THE WARRANTS BEING EXERCISED OR THE UNDERLYING SECURITIES TO BE ISSUED UPON EXERCISE, AND (iv) OUTSIDE THE UNITED STATES AND THE WARRANT SHARES UNDERLYING THE WARRANTS ARE TO BE DELIVERED OUTSIDE THE UNITED STATES. IF THE ABOVE CANNOT BE COMPLIED WITH, THEN THE WARRANT CAN BE EXERCISED ONLY IF A WRITTEN OPINION OF COUNSEL, THE FORM AND SUBSTANCE OF WHICH IS ACCEPTABLE TO THE COMPANY, IS DELIVERED TO THE COMPANY PRIOR TO EXERCISE OF THE WARRANTS BEING EXERCISED THAT REGISTRATION IS NOT REQUIRED, OR THE UNDERLYING SECURITIES DELIVERED UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

            The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock at the Exercise Price of US$1.09375 per share, for a total of US$ _________________.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name_________________________________________
            (Please typewrite or print in block letters)

Address________________________________________

                    =========================================

The undersigned represents and warrants to U.S. Surgical Products, Inc. that the conditions for exercise of the within Warrant set forth in the first sentence of the first paragraph above have been fully complied with and no U.S. Person has any interest in the Warrant or the Warrant Shares.

Signature____________________________________________________
(Sign exactly as your name appears on the first page of this Warrant)

                                 ASSIGNMENT FORM


            FOR VALUE RECEIVED,

-------------------------------------------------------
hereby sells, assigns and transfers unto


Name

--------------------------------------------------------
(Please typewrite or print in block letters)

Address

--------------------------------------------------------

--------------------------------------------------------


the right to purchase shares of Common Stock of Surgical Safety Products, Inc., represented by this Warrant as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________ ________________ Attorney, to transfer the same on the books of Surgical Safety Products, Inc., with full power of substitution in the premises.

Date:  __________________________

Signature:  _____________________________________________________________
(sign exactly as your name appears on the first page of this Warrant)

Note: The Warrant and the Common Stock issuable upon exercise of the Warrant were issued under Regulation S under the Securities Act of 1933, as amended, and may be transferred only in accordance therewith and as provided in the legends set forth in the Warrant.

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 20, 1999, by and between Surgical Safety Products, Inc., a New York corporation (the "Company"), and Thomson Kernaghan & Co. Limited (the "Agent"), for itself and certain lenders (the "Lenders") described in the Loan Agreement defined below..

Preliminary Statements

            In connection with the consummation of the transactions contemplated by that certain Loan Agreement (including all exhibits thereto, the "Loan Agreement") of even date herewith by and between the Company and the Agent, the Company has agreed, upon the terms and subject to the conditions of the Loan Agreement, at the option of the Agent or other holders of the Notes (as defined in the Loan Agreement), to convert the Notes into shares of the Company's Common Stock (the "Conversion Shares").

            The Company has also agreed, upon the terms and subject to the conditions of the Loan Agreement, to issue to the Agent a Warrant (the "Lender's Warrant") to purchase up to 3,428,571 shares of the Company's Common Stock (the "Lender's Warrant Shares") and to issue to the Agent a Warrant (the "Agent's Warrant") to purchase up to1,142,857 shares of the Company's Common Stock (the "Agent's Warrant Shares").

            The Lender's Warrant Shares and the Agent's Warrant Shares are collectively referred to as the Warrant Shares. The Conversion Shares and the Warrant Shares are hereinafter collectively referred to as the "Registrable Securities." The Registrable Securities are issuable pursuant and subject to the provisions of the Loan Agreement.

            To induce the Agent to execute and deliver the Loan Agreement and to make Loans thereunder, the Company has agreed, pursuant to the terms and conditions of this Agreement, to provide certain registration rights with respect to the Registrable Securities.

Agreement

            In consideration of the foregoing, the mutual covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            As used in this Agreement, the following terms shall have the following respective meanings:

          "Agent" shall mean Thomson Kernaghan & Co. Limited.

          "Agent's Warrant" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Agent's Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Agreement" shall mean this Registration Rights Agreement.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Conversion Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Company" shall mean Surgical Safety Products, Inc., a New York company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

          "Filing  Deadline"  shall have the  meaning  ascribed  to such term in
     Section 2.1 of this Agreement.

          "Holder" or "Holders" shall mean (a) the Agent, to the extent that the Agent holds Registrable Securities, and (b) any Person holding Registrable Securities as a transferee of the Agent (directly or indirectly, including subsequent transfers).

          "Lender's Warrant" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Lender's Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Loan Agreement" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Person" shall mean any individual,  corporation,  partnership,  joint
     venture,   association,    joint-stock   company,   trust,   unincorporated
     organization or government or any agency or political subdivision thereof.

          The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission one or more registration statements covering Registrable Securities in compliance with the Registrable Securities Act that is declared or ordered effective by the Commission.

          "Registrable Securities" shall mean the Conversion Shares, the Lender's Warrant Shares and the Agent's Warrant Shares, and any shares of capital stock issued or issuable with respect to the Conversion Shares, the Lender's Warrant Shares or the Agent's Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to such Registrable Securities shall have been declared effective under the

     Registrable Securities Act and such Registrable Securities shall have been disposed of pursuant to the registration statement, (b) such Registrable Securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such Registrable Securities shall have ceased to be outstanding.

          "Registration Deadline" shall have the meaning ascribed to such term in Section 2.1 of this Agreement.

          "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

          "Restricted Registrable Securities" shall mean Registrable Securities that are "restricted Registrable Securities" as defined in Rule 144 under the Securities Act.

          "Registrable Securities" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          "Securities Act" shall mean the Registrable Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of Registrable Securities pursuant to a registration effected hereunder.

          "Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

          Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

                                   ARTICLE II
                               REGISTRATION RIGHTS

          Section 2.1    Mandatory Registration.

(a) The Company shall prepare and file with the Commission within sixty (60) days from the date of this Agreement (the "Filing Deadline") a registration statement or registration statements (as is necessary) on Form S-3 covering the issuance and the resale of all of the Registrable Securities. Such registration statement shall initially register for resale at least 21,750,000 Conversion Shares, and 100% of the Warrant Shares. The Company shall use its best efforts to have the registration statement declared effective by the Commission within one hundred and twenty (120) days after the Filing Deadline (the "Registration Deadline"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the Commission. Such registration statement shall be kept current and effective for the greater of (i) a period of at least three (3) years from the Closing Date and (ii) a period of at least ninety (90) days after (x) all of the Notes shall have been converted into Conversion Shares or paid in full, and (y) the Agent's Warrant and the Agent's Warrant shall have been fully exercised or expired. If a registration statement with respect to the Registrable Securities is not effective on the Registration Deadline date, the Company agrees to and shall pay the Agent liquidated damages of US$13,000 per month, pro-rated for partial months, until the registration statement is effective.

            Section 2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the Registrable Securities so registered pro rata on the basis of the number of shares so registered.

            Section 2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

     (a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Registrable Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

     (b) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Registrable Securities Act, and such other documents as they may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Registrable Securities owned by them;

     (c) use reasonable efforts to register and qualify the Registrable Securities covered by such registration statement under such other Registrable Securities or blue sky laws of one (1) jurisdiction (in addition to those jurisdictions in which the Company has otherwise agreed to so register and qualify such Registrable Securities) as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

     (e) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (f) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article II, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this Article II, if such Registrable Securities are being sold through underwriters, or on the date that the registration statement with respect to such Registrable Securities becomes effective, if such Registrable Securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and
(ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

     Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

            Section 2.4             Indemnification.

     (a) The Company will indemnify each Holder, each Holder's officers, directors and partners, and each Person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Registrable Securities Act, the Exchange Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder's Parties each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or Person controlling such underwriter specifically for use in the preparation thereof.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the Registrable Securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company Registrable Securities covered by such a registration statement, and each Person who controls the Company or such underwriter within the meaning of the Registrable Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state or common law rule or regulation applicable to such Holder in connection with the distribution of Registrable Securities pursuant to a registration statement, and will reimburse the Company, such Holders, such directors, officers, Persons, underwriters or control Persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

     (c) Each party entitled to indemnification under this Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No

Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d)

          (i) If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

          (ii) The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (iii) No Holder that is a seller of Registrable Securities covered by such registration statement or Person controlling such seller other than the Company shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Registrable Securities sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling Persons have otherwise been required to pay pursuant to this Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the Registrable Securities covered by such registration statement and not joint.

          (iv) The indemnity and contribution provided herein shall be in addition to, and not in lieu of, any other liability that one party may have to another.

            Section 2.5 Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

            Section 2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Registrable Securities to the public without registration, the Company agrees to:

     (a) use its best efforts to facilitate the sale of the Restricted Registrable Securities to the public without registration under the Registrable Securities Act, pursuant to Rule 144 under the Registrable Securities Act;

     (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Registrable Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its Registrable Securities to the general public;

     (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Registrable Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

     (d) so long as a Holder owns any Restricted Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Registrable Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

            Section 2.7 Transfer of Registration Rights. The rights granted under this Article II may be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee, subject to compliance with all applicable Registrable Securities laws and regulations.

            Section 2.8 Certain Limitations in Connection with Future Grants of Registration Rights.

            From and after the date of this Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any Registrable Securities of the Company providing for the granting to such holder of registration rights that would be superior to those granted to Holders pursuant to Section 2.1.

            Section 2.9 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

     (a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30-day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

     (b) not effect any stabilization activity in connection with the Company's Common Stock;

     (c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable);

     (d) not until it has sold all of such shares of Common Stock, attempt to induce any Person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

     (e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any Registrable Securities of the Company, except as may be permitted pursuant to Rule 10b-6.

                                   ARTICLE III
                                  MISCELLANEOUS

            Section 3.1 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida; provided, however, that if any provision of this Agreement is unenforceable under the laws of the State of Florida, but is enforceable under the laws of the Province of Ontario, Canada, then such provision shall be governed by and interpreted in accordance with the laws of the Province of Ontario. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties agree that the courts of the Province of Ontario, Canada, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

            Section 3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators (as the case may be) of the parties hereto.

            Section 3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

            Section 3.4 Notices, etc. All notices given under this Agreement and under the other Loan Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

If to the Agent:
            Thomson Kernaghan & Co. Ltd.
            365 Bay Street
            Toronto, Ontario M5H 2V2
            Attention: Mark E. Valentine,
            Chairman
            Facsimile No. (416)  367-8055

With a copy (that does not constitute notice) to:
            John M. Mann
            Attorney at Law
            1330 Post Oak Boulevard
            Suite 2800
            Houston, Texas 77056-3060
            Facsimile No. (713) 622-7185

If to the Borrower:
            Surgical Safety Products, Inc.
            2018 Oak Terrace
            Sarasota, Florida 34231
            Attention: Frank M. Clark, President
            Facsimile No. (941) 925-0510

With a copy (that does not constitute notice) to:
            Mintmire & Associates
            265 Sunrise Avenue, Suite 204
            Palm Beach, FL  33480
            Attn:  Donald F. Mintmire, Esq.
            Facsimile No. (561) 659-5371

            Section 3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

            Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

            Section 3.7 Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 3.8 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

            The parties have executed this Registration Rights Agreement as of the date first written above.


The Agent:

THOMSON KERNAGHAN & CO. LTD.


By ________________________________
Name ______________________________
Title _____________________________
Date signed _______________________
The Company:

SURGICAL SAFETY PRODUCTS, INC.


By ________________________________
Name ______________________________
Title _____________________________
Date signed________________________

                         SURGICAL SAFETY PRODUCTS, INC.,
                                      AND
                          THOMSON KERNAGHAN & CO. LTD
                                ESCROW AGREEMENT


1.  Parties

             1.1. This Escrow Agreement (this AAgreement@) is made and entered into effective December 20, 1999 (the AEffective Date@), by and between Surgical Safety Products, Inc. (the ACompany@) and Thomson Kernaghan & Co. Limited (the AEscrow Holder@).

2.  Recitals.

     2.1. This Agreement is made with reference to the following facts and circumstances:

     (a) The Company and Thomson Kernaghan & Co. Limited, as Agent, are entering into a Loan Agreement dated December 20, 1999 (the ALoan Agreement@), pursuant to which the Company will issue to the Agent up to an aggregate of US$5,000,000 of notes (the ANotes@). The Notes are convertible, at the option of the holder or holders thereof, into shares of the Company=s common stock, $0.001 par value (ACommon Stock@). Under the terms of the Loan Agreement, the Company has agreed to issue and deliver to the Agent (i) a warrant to purchase up to an aggregate of up to 3,428,571shares of the Company=s Common Stock.(the ALenders= Warrant@), and (ii) a warrant to purchase up to an aggregate of up to 1,142,857 shares of the Company=s Common Stock (the AAgent=s Warrant@). The Lenders= Warrant and the Agent=s Warrant are referred to each as a AWarrant@ and collectively as the AWarrants.@ The Common Stock into which the Notes are convertible are referred to as the Conversion Shares. The Common Stock to which the Warrants are subject are referred to as the AWarrant Shares.@ The Conversion Shares and the Warrant Shares are issuable in such amounts and upon the terms set forth in the Loan Agreement.

     (b) The conversion price of the Conversion Shares is the higher of (i) US$0.375, or (ii) the lower of (x) $0.8203125 or (y) 75% of the closing bid price of the Borrower=s Common Stock quoted on the OTC Bulletin Board on the Conversion Date; i.e., in no event shall the Conversion Price be less that US$0.375 per share of Common Stock.

     (c) The exercise price for the Warrant Shares is US$1.09375 per share.

     (d) The Notes mature, unless sooner paid or converted, on November 30, 2002

     (e) The Warrants, unless sooner exercised or redeemed, expire on November 30, 2002.

     (f) Under the terms of a Registration Rights Agreement between the Company and the Agent, the Company has agreed to file a registration statement (the ARegistration Statement@) under the United States Securities Act of 1933 as Amended (the ASecurities Act@), for the purpose of registering the issuance and resale of the Conversion Shares and the Warrant Shares.

     (g) Under the terms of the Loan Agreement, the Company has agreed to execute this Agreement with the Escrow Holder, to issue certificates for the Conversion Shares (the AConversion Shares Certificates@) and the Warrant Shares (the AWarrant Shares

Certificates@), registered in the name of the Escrow Holder, and to deliver those certificates to the Escrow Holder pursuant to the terms of this Agreement.

     (h) In accordance with the terms of the Loan Agreement, the Company is issuing a Note for US$650,000 upon the execution of this Agreement (the AInitial Note@).

     2.1. In consideration of the premises, and in order to establish the escrow for the Conversion Shares and the Warrant Shares required by the Loan Agreement, the Company is entering into this Agreement with the Escrow Holder.

3.  Escrow

     3.1. Contemporaneously with the execution of this Agreement, the Borrower shall execute and deliver to the Escrow Holder a certificate for the number of Conversion Shares underlying the Note evidencing the initial Loan and the number of Warrant Shares for which the Warrants shall be exercisable upon funding the initial Loan. Prior to each additional Loan, the Borrower shall execute and deliver to the Escrow Holder a certificate for the number of additional Conversion Shares underlying the Note evidencing that Loan and the number of additional Warrant Shares for which the Warrants shall be exercisable upon funding that Loan.

     3.2. All certificates for Conversion Shares and Warrant Shares delivered to the Escrow Holder shall be registered in the name of Thomson Kernaghan & Co. Ltd.. Until such time as the registration statement covering the Conversion Shares and the Warrant shares is effective, the certificates shall bear a legend indicating that they have been issued in a transaction that is exempt from the registration requirements of the Securities Act, and may not be transferred except pursuant to registration under the Securities Act or an exemption from such registration. Except for such legend, the Common Stock underlying the Lenders= Warrant and the Agent=s Warrant shall be free and clear of any legends, liens, claims, stop orders or other restrictions.

     3.3. Not later than the third Business Day following the effective date of the Registration Statement, the Borrower shall cause the Common Stock underlying the Lenders= Warrant and the Agent=s Warrant to be registered in Agent=s street name, in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

     3.4. All Conversion Shares and Warrant Shares deposited by the Company after the effective date of the Registration Statement shall be registered in the street name of Thomson Kernaghan & Co. Ltd., in DTC form, free and clear of any legends, liens, claims, stop orders or other restrictions.

4. Release of Conversion Shares and Warrant Shares

     4.1. Upon receipt of a Conversion Notice, the Escrow Holder shall promptly (and in any event within three business days) release the number of Conversion Shares specified in the Conversion Notice to the person specified therein. If all of the unpaid principal of and interest on the Note is being converted; then the Escrow Holder shall endorse the Note as paid in full, and transmit the Note, so endorsed, and the Conversion Notice, to the Company. If the conversion is for less than all of the unpaid principal of and interest on the Note, the Escrow Holder shall endorse upon the Note the amount of principal thereof and interest thereon that is being converted, and transmit a copy of the Note, so endorsed, and the Conversion Notice, to the Company.

     4.2. Upon receipt of a Warrant, together with an executed Purchase Form and the Exercise Price for the number of Warrant Shares specified therein, the Escrow Holder shall promptly (and in any event within three business days (i) release the number of Warrant Shares specified in the Purchase Form to the person specified therein; (ii) transmit a copy of the Warrant and Purchase Form to the Company; and (ii) disburse the Exercise Price for such Warrant Shares to the Company, either by check or wire transfer as the Company shall specify by written instructions to the Escrow Holder. Promptly upon the written request of the Escrow Holder, the Company shall issue replacement Warrants and deliver them to the Escrow Holder, upon any partial exercise of a Warrant ,or upon the transfer of a Warrant or any interest therein.

5.  Termination and Resignation

     5.1. This Agreement, unless sooner terminated, shall terminate on the date on which all of the Notes have been redeemed or converted, and all of the Warrants have been exercised or expired.

     5.2. The Escrow Holder may resign as such at any time, without liability therefor, by giving the Company and the Agent not less than 10 days prior written notice of its election to do so. In the event of the Escrow Holder=s resignation, the Company shall promptly appoint a successor Escrow Holder acceptable to the Agent.

6.  Limitation on the Escrow Holder=s Liability; Indemnification.

     6.1. The Escrow Holder shall not be liable to the Company, to any Note holder, to any Warrant holder, or to any other person or entity for any action taken or omitted by it, except for the Escrow Holder=s own gross negligence or wilful misconduct. Without limiting the generality of the foregoing:

     (a) The Escrow Holder may rely upon, and shall be protected in acting or refraining from acting in reliance upon, any notice, certificate, instrument, request, paper or other document believed by it to be genuine and made, sent, signed or presented by the Company, any Note holder, any Warrant holder, or any other person or entity.

     (b) The Escrow Holder shall not be responsible or liable for the genuineness, validity or sufficiency of any Note, Warrant, stock certificate, notice or other instrument delivered to it, including without limitation the genuineness of any signature thereon, or of the identity or authority of any person executing or delivering the same.

     6.2. The Escrow Holder shall not be obligated to take any action to defend or enforce this Agreement, or to appear in, prosecute or defend any action or legal proceeding, or to file any income or other tax return that, in the Escrow Holder=s opinion, would or might involve any cost, expense, loss or liability, unless, and as often as required by it, the Company shall furnish it with security and indemnity satisfactory to it against all such cost, expense, loss and liability.

     6.3. The Escrow Holder shall not be responsible for the validity or enforceability of any provision of this Agreement, or for the execution thereof by the Company, or for the truth or accuracy of any recitals or other statements of fact contained in this Agreement.

     6.4. The Escrow Holder is not, and shall not be deemed for any purpose to be, a fiduciary under this Agreement or otherwise, for the Company, for any Note holder, for any Warrant holder, or for any other person or entity.

     6.5. Except for matters for which the Escrow Holder is liable to the Company under paragraph 6.1 of this Agreement, the Company hereby agrees to defend and indemnify the Escrow Holder and its shareholders, directors, officers, employees and agents, and to hold each of them harmless from and against any and all judgments, awards, orders, damages, claims, demands, liability, penalties, costs, and expenses (including attorney fees and court or arbitration costs) of any nature whatsoever, directly or indirectly arising out of or relating to this Agreement, or any act or omission of the Escrow Holder hereunder. This indemnity shall survive termination of this Agreement.

7.  Miscellaneous Provisions.

     7.1. No amendment, modification, termination, or waiver of any provision of this Agreement, nor consent to any departure by the Company from any of its provisions, shall in any event be effective unless the same shall be in writing and signed by the Escrow Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     7.2. All notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient=s time, otherwise it is effective the next day, or (iii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


If to the Escrow Holder:                   If to the Company:
  Thomson Kernaghan & Co. Ltd.               Surgical Safety Products, Inc.
  365 Bay Street                             2018 Oak Terrace
  Toronto, Ontario M5H 2V2                   Sarasota, Florida 34231
 Attention: Mark E. Valentine, Chairman     Attention: Frank M. Clark, President
  Facsimile No. (416)  860-6140              Facsimile No. (941) 925-0510

With a copy (that does not                 With a copy (that does not constitute
 constitute notice) to:                     notice) to:
  John M. Mann                               Mintmire & Associates
  Attorney at Law                            265 Sunrise Avenue, Suite 204
  1330 Post Oak Boulevard, Suite 2800        Palm Beach, FL  33480
  Houston, Texas 77056-3060                  Attn:  Donald F. Mintmire, Esq.
  Facsimile No. (713) 622-7185               Facsimile No. (561) 659-5371


     7.3. No failure or delay on the part of the Escrow Holder in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

     7.4. This Agreement shall be binding upon and inure to the benefit of the Company and the Escrow Holder, and their respective successors and assigns, except that the Company may not assign or transfer any of its r rights under this Agreement without the prior written consent of the Escrow Holder.

     7.5 The Company agrees to pay on demand all costs and expenses incurred by the Escrow Holder in connection with the preparation, execution, delivery, filing, and administration of this Agreement, and of any amendment, modification, or supplement hereto, including, without limitation, the fees and out-of-pocket expenses of counsel for the Escrow Holder incurred in connection with advising the Escrow Holder as to its rights and responsibilities hereunder. The Company also agrees to pay all such costs and expenses, including court costs, incurred in connection with enforcement of this Agreement, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the issuance, transfer and deliver of any Warrant or Warrant Shares, and agrees to hold the Escrow Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. This provision shall survive termination of this Agreement.

     7.6. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario, Canada; provided, however, if any provision of this Agreement is unenforceable under Ontario law, but is enforceable under the laws of the U.S. State of Florida, then Florida law shall govern the construction and enforcement of that provision.

     7.7. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both, or at law or in equity) shall be determined by binding arbitration at Toronto, Canada, in accordance with the commercial arbitration rules of the International Chamber of Commerce. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in any court having jurisdiction. Nothing in this paragraph shall preclude either party from applying to a court for temporary equitable relief, when appropriate, pending and subject to such temporary orders and permanent award as the arbitrator or arbitrators may make. The parties hereby consent to the exclusive jurisdiction of the courts of the Province of Ontario for that purpose.

       IN WITNESS WHEREOF, the Company and the Escrow Holder have executed this Agreement as of the Effective Date.



The Escrow Holder:                           The  Company:

THOMSON KERNAGHAN & CO. LIMITED              SURGICAL SAFETY PRODUCTS, INC..


By _________________________________         By ________________________________
Name _______________________________         Name ______________________________
Title ______________________________         Title _____________________________
Date signed ________________________         Date signed _______________________

AMENDMENT NO. 1 TO THE

(1)         LOAN AGREEMENT WITH THE EFFECTIVE DATE DECEMBER 20, 1999;
(2)         SECURITY AGREEMENT, PLEDGE AND ASSIGNMENT EFFECTIVE
            DECEMBER 9, 1999;
(3)         REGISTRATION RIGHTS AGREEMENT EXECUTED THE 22ND DAY OF
            DECEMBER 1999; AND
(4)         THE ESCROW AGREEMENT EFFECTIVE DECEMBER 20, 1999
            EACH OF WHICH IS BY AND BETWEEN SURGICAL SAFETY PRODUCTS,
            INC. (the "Company" and "Borrower") AND THOMSON KERNAGHAN & CO. (the "Agent" and "Escrow Holder")

                                       and

(5) THE NOTE DATED DECEMBER 30, 1999 IN THE AMOUNT OF $650,000 PAYABLE TO THOMSON KERNAGHAN & CO. LTD;
(6)         THE LENDER'S WARRANT GRANTED TO THOMSON KERNAGHAN & CO.
            LTD. FOR THE PURCHASE OF 3,428,571 SHARES; and
(7)         THE AGENT'S WARRANT GRANTED TO THOMSON KERNAGHAN & CO.
            LTD.  FOR THE PURCHASE OF 1,142,857 SHARES

            THIS AMENDMENT effective the 30th day of December 1999 is by and between the Company/Borrower and Agent/Escrow Holder as noted in the heading.

1. The defined terms set forth herein shall have the same meaning as set forth in the (1) Loan Agreement with the Effective Date December 20, 1999 (the "Loan Agreement"); (2) Security Agreement, Pledge and Assignment Effective December 9, 1999 (the "Security Agreement"); (3) Registration Rights Agreement Executed the 22nd Day of December 1999 (the "RR Agreement"); and (4) the Escrow Agreement Effective December 20, 1999 (the "Escrow Agreement") each of which is by and between Surgical Safety Products, Inc. (the "Company" and "Borrower") and Thomson Kernaghan & Co. (the "Agent" and "Escrow Holder") and (5) the Note dated December 30, 1999 in the amount of $650,000 payable to Thomson Kernaghan & Co. Ltd (the "Note"); (6) the Lender's Warrant granted to Thomson Kernaghan & Co for the purchase of 3,428,571 Shares (the "Lender's Warrant"); and (7) the Agent's Warrant granted to Thomson Kernaghan & Co for the purchase of 1,142,857 Shares (the "Agent's Warrant").

2. This Amendment amends, modifies and revokes the following and replaces each of them as set out herein.

     o The Loan Agreement "Effective Date" and "Closing Date" are amended and modified to December 30, 1999.

     o The effective date of the Security Agreement is amended and modified to December 30, 1999 and paragraph 1 of the Preliminary Statement is amended and modified to reflect the effective date of the Loan Agreement as December 30, 1999.

     o    The  effective  date of the RR Agreement is made December 30, 1999 and
          Article II, Section 2.1(a) in the RR Agreement is amended and modified and replaced with the following:

"Section 2.1 Mandatory Registration.

     o    The Company  shall prepare and file with the  Commission  within sixty
          (60) days from the date of this Agreement (the "Filing Deadline") a registration statement or registration statements (as is necessary) on Form S-3 covering the issuance and the resale of all of the Registrable Securities. Such registration statement shall initially register for resale 20,038,097 shares. The Company shall use its best efforts to have the registration statement declared effective by the Commission within one hundred and twenty (120) days after the Filing Deadline (the "Registration Deadline"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the Commission. Such registration statement shall be kept current and effective for the greater of (i) a period of at least three (3) years from the Closing Date and (ii) a period of at least ninety (90) days after (x) all of the Notes shall have been converted into Conversion Shares or paid in full, and (y) the Lender's Warrant and the Agent's Warrant shall have been fully exercised or expired. If a registration statement with respect to the Registrable Securities is not effective on the Registration Deadline date, the Company agrees to and shall pay the Agent liquidated damages of US$13,000 per month, pro-rated for partial months, until the registration statement is effective."

     o The Escrow Agreement "Effective Date" is amended and modified to December 30, 1999.

     o Paragraph 2 of the Note is amended and modified to reflect the date of the Loan Agreement as December 30, 1999 and Paragraph 4 of the Note is amended and modified to reflect the date of the Escrow Agreement as December 30, 1999.

     o Page 2, first full paragraph of the Lender's Warrant and the Agent's Warrant are each amended and modified to reflect the date of the Loan Agreement as December 30, 1999.


            IN WITNESS WHEREOF, the parties have set their hand and seal effective on the date first above written.

SURGICAL SAFETY PRODUCTS, INC.           THOMSON KERNAGHAN & CO., LTD.

BY:____________________________          BY:_____________________________


                                      -116-